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EXHIBIT 10.1


                              CONSULTING AGREEMENT



     CONSULTING AGREEMENT, effective as of July 1, 2006, between Chicago Rivet & Machine Co., an Illinois corporation (the "Company"), and John C. Osterman (the "Consultant").

     WHEREAS, the Company and the Consultant wish to enter into a consulting agreement upon the terms and subject to the conditions set forth below.

     NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. General. The Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for the Company on the terms and conditions set forth herein.

          2. Term. The Term of this Agreement (the "Term") shall commence as of the date hereof and, unless extended by mutual written agreement of the parties, shall automatically terminate on the first anniversary of the date hereof without any further action by either party. The Consultant's engagement as a consultant hereunder and the Term may also be terminated by either party at any time with thirty (30) days' advance written notice to the other party. The Term shall also terminate automatically on the death or disability of the Consultant. Sections 5 (with respect to fees accrued and expenses incurred prior to the date of termination), 6 and 8-16 shall survive the expiration or termination of this Agreement and the Term.

          3. Duties. From time to time during the Term, the Consultant shall render to the Company such services as Consultant and the Company may agree upon in writing from time to time, including those set forth on Exhibit A, as amended from time to time.

          4. Place of Performance/Office Use. The Consultant shall perform his duties and conduct his business at such locations as are reasonably acceptable to him and the Company, such locations shall include the Consultant's place of residence and the Company's offices.

          5. Compensation.

             (a) Fees. During the Term, the Company shall pay to the Consultant, $60,000.00 as compensation for the services to be performed by the Consultant hereunder, such payments to be made quarterly.

             (b) Business Expenses. In connection with the performance by the Consultant of consulting services hereunder, the Company shall reimburse the Consultant for all reasonable business expenses in accordance with the Company's normal reimbursement procedures.

             (c) Independent Contractor. It is understood and agreed that this Agreement is not an employment agreement and the Consultant shall at no time and under no circumstances be an employee, representative, or agent of the Company or any of its subsidiaries. The Consultant is an independent contractor and the Company shall exercise no immediate control over the Consultant or the manner in which he performs his services under this Agreement except to the extent that the Company provides instructions to the Consultant and exercises the right to accept or reject any submissions made by the Consultant. The Consultant may not bind or sign any documents on behalf of the Company or any of its operating subsidiaries. The Consultant shall be responsible for payment of all taxes for remuneration received under this Agreement, including Federal and State income tax, Social Security tax, Unemployment Insurance tax, and any other taxes or business license fees as required.

          6. Exclusivity; No-Conflict of Interests. The Consultant agrees that during the Term, the Consultant shall not render services similar to the services the Consultant provides hereunder to other companies in the cold heading, screw machine or assembly equipment industries, whether as an employee, consultant or otherwise. In addition, the Consultant agrees to promptly inform the Company of any business or professional activities or interests which may give rise to a conflict of interest with respect to the Consultant's performance of services hereunder.

          7. Confidential Information. The Consultant agrees that any confidential information received by the Consultant during any furtherance of the Consultant's obligations under this Agreement, which concerns the affairs of


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the Company or its affiliates shall be treated by the Consultant in confidence and shall not be revealed to any other individual, partnership, company or other organization except as may be required by law, as directed by any regulatory authority or by order of any court. To the extent practicable, prior to disclosing any confidential information to a court or other governmental authority, Consultant shall notify the Company so that the Company may protect any rights it may have, including by seeking a protective order or other appropriate remedy or relief. Upon the expiration or termination of this Agreement or upon the request of the Company, the Consultant shall promptly return to the Company all such written confidential information in his possession or control.

          8. Hold Harmless. The Company shall indemnify and advance expenses to the Consultant for any and all costs, damages and expenses incurred or suffered by the Consultant in connection with the services provided by Consultant hereunder, provided that the foregoing indemnification and advancement of expenses will not apply to any costs, damages or expenses to the extent that they are finally judicially determined to have resulted from the gross negligence or willful misconduct of the Consultant. The Company also agrees that the Consultant shall not have any liability to the Company in connection with the services provided by the Consultant hereunder, except to the extent that any such liability is finally judicially determined to have resulted from the Consultant's gross negligence or willful misconduct.

          9. Successors; Binding Agreement. This Agreement shall be binding on the Company and it successors. This Agreement and all rights of the Consultant hereunder shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement is personal to Consultant and may not be assigned by the Consultant or the Company.

         10. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Consultant:
                         Mr. John C. Osterman
                         1325 Pickwick Court
                         Naperville, IL 60563

If to the Company:
                         Mr. Michael J. Bourg, President
                         Chicago Rivet & Machine Co.
                         901 Frontenac Road
                         Naperville, IL 60563

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         11. Modification; Waiver; Discharge. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by a party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         12. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         13. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto solely in respect of the services of the Consultant as a consultant and, supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties whether oral or written, with respect thereto.

         14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         15. Headings. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


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         16. Governing Law. The validity, interpretation, construction and performance of this Agreement and any disputes between the parties relating to this Agreement shall be governed by the laws of the state of Illinois without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement on November 9, 2006.

                                            CHICAGO RIVET & MACHINE CO.


                                            By: /s/ Michael J. Bourg
                                               ---------------------------------
                                            Michael J. Bourg
                                            Its: President



                                            /s/ John C. Osterman
                                            ------------------------------------
                                            John C. Osterman



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                                   Exhibit A



1. Consultant shall render such assistance and advice as may be reasonably requested to provide for the orderly transfer of knowledge related to the duties and responsibilities associated with the office of President of the Company.

2. Consultant shall render such assistance as may be reasonably requested with respect to the shutdown and orderly wind down of business at the Company's Jefferson, Iowa facility.

3. Consultant shall be available to attend, at the invitation of the Board or Executive Committee of the Board, any meeting of the Company' Board of Directors or of the Executive Committee of the Board.

4. Consultant shall undertake such other projects and assignments as may be reasonably directed by the President of the Company.


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